                                                                    EXHIBIT 99.1

                           GREEN TREE FINANCIAL CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS

The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1999 between the Company and U S Bank Trust National Association, as Trustee of Home Equity Loan Trust 1999-F (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of October, 1999.

                                   GREEN TREE FINANCIAL CORP.

                                   BY: /s/ Phyllis A. Knight
                                       ------------------------------------
                                       Phyllis A. Knight
                                       Senior Vice President and
                                       Treasurer

                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1999 between the Company and U S Bank Trust (N.A), as Trustee of Home Equity Loan Trust 1999-F (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 1, 1999 to September 30, 1999 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of October, 1999.

                                   GREEN TREE FINANCIAL CORP.

                                   BY: /s/ Phyllis A. Knight
                                       ------------------------------------
                                       Phyllis A. Knight
                                       Senior Vice President and
                                       Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - F
                                 MONTHLY REPORT
                                 SEPTEMBER 1999

                                                     Distribution Date: 10/15/99
                                                           CUSIP# 20846Q AA6 AB4
                                                                     AC2 AD0 AE9
                                                                     AF5 AG3 AH1
                                                                     AJ7 AK4 AL2
                                                        Trust Account: 3337795-0


 1.   Amount Available (including Monthly Servicing Fee)                                               $7,061,792.38
                                                                                                       -------------
 2.   Group I Fixed Formula Principal Distribution Amount:

          (a)  Scheduled Principal                                                   $ 286,856.61
                                                                                     ------------
          (b)  Principal Prepayments                                                   626,901.15
                                                                                     ------------
          (c)  Liquidated Loans                                                              0.00
                                                                                     ------------
          (d)  Repurchases/Substitutions                                               342,112.92
                                                                                     ------------
          (e)  Previously undistributed (a)-(d) amounts                                      0.00
                                                                                     ------------
          (f)  Pre-Funded Fixed Rate Amount, if any
               (Post-Funding Payment Date)                                                   0.00
                                                                                     ------------
          (g)  minus Group I ARM Formula Principal
               Distribution Amount                                                           0.00
                                                                                     ------------
                                            Total Principal                                            $1,255,870.68
                                                                                                       -------------
 3.   Group I ARM Formula Principal Distribution Amount:

          (a)  Scheduled Principal                                                   $  82,020.80
                                                                                     ------------
          (b)  Principal Prepayments                                                   860,007.86
                                                                                     ------------
          (c)  Liquidated Loans                                                              0.00
                                                                                     ------------
          (d)  Repurchases/Substitutions                                               129,983.55
                                                                                     ------------
          (e)  Pre-Funded Group I ARM Amount, if any
               (Post-Funding Payment Date)                                                   0.00
                                                                                     ------------
          (f)  Clause (vi) of definition                                                     0.00
                                                                                     ------------
                                            Total Principal                                            $1,072,012.21
                                                                                                       -------------

 4.   Group II ARM Formula Principal Distribution Amount:

          (a)  Scheduled Principal                                                   $  33,590.19
                                                                                     ------------
          (b)  Principal Prepayments                                                     2,720.92
                                                                                     ------------
          (c)  Liquidated Loans                                                              0.00
                                                                                     ------------
          (d)  Repurchases/Substitutions                                                     0.00
                                                                                     ------------
          (e)  Pre-Funded Group II ARM Amount, if any
               (Post-Funding Payment Date)                                                   0.00
                                                                                     ------------
          (f)  Clause (vi) of definition                                                     0.00
                                                                                     ------------
                                            Total Principal                                            $   36,311.11
                                                                                                       -------------

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - F
                                 MONTHLY REPORT
                                 SEPTEMBER 1999
                                     PAGE 2

                                                     Distribution Date: 10/15/99
                                                           CUSIP# 20846Q AA6 AB4
                                                                     AC2 AD0 AE9
                                                                     AF5 AG3 AH1
                                                                     AJ7 AK4 AL2
                                                        Trust Account: 3337795-0


 5.   Group II Fixed Formula Principal Distribution Amount:

          (a)  Scheduled Principal                                                   $  84,276.08
                                                                                     ------------
          (b)  Principal Prepayments                                                    92,247.12
                                                                                     ------------
          (c)  Liquidated Loans                                                              0.00
                                                                                     ------------
          (d)  Repurchases/Substitutions                                                64,101.06
                                                                                     ------------
          (e)  Pre-Funded Group II ARM Amount, if any
               (Post-Funding Payment Date)                                                   0.00
                                                                                     ------------
          (f)  Clause (vi) of definition                                                     0.00
                                                                                     ------------
                                            Total Principal                                            $   240,624.26
                                                                                                       --------------

 6.   Senior Percentage                                                                                          100%
                                                                                                       --------------

 7.   Class B Percentage                                                                                           0%
                                                                                                       --------------

 8.   (a) LIBOR                                                                                              5.40000%
                                                                                                       --------------
      (b) Class A-1A ARM Pass-Through Margin (.35)                                                              0.35%
                                                                                                       --------------
      (c) Available Funds Pass-Through Rate                                                                  5.75000%
                                                                                                       --------------
 9.   (a) LIBOR                                                                                              5.40000%
                                                                                                       --------------
      (b) Class A-1B ARM Pass-Through Margin (.42%)                                                             0.42%
                                                                                                       --------------
      (c) Available Funds Pass-Through Rate                                                                  5.82000%
                                                                                                       --------------
10.   Class HE: A-4 IO Notional Principal Amount                                                       $75,000,000.00
                                                                                                       --------------


                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - F
                                 MONTHLY REPORT
                                 SEPTEMBER 1999
                                     PAGE 3

                                                     Distribution Date: 10/15/99
                                                           CUSIP# 20846Q AA6 AB4
                                                                     AC2 AD0 AE9
                                                                     AF5 AG3 AH1
                                                                     AJ7 AK4 AL2
                                                        Trust Account: 3337795-0


Class A Certificates
--------------------

      Interest

11.   Aggregate Current Interest

      (a) Class A-1A ARM Pass-through Rate                                               5.75000%
                                                                                         --------
          (a floating rate per annum equal to the lesser of (a) LIBOR plus the Class A-1A ARM Pass-Through Margin, or (b) the Available
          Funds Pass-Through Rate, but in no case more than 14.0%)

      (b) Class A-1A ARM Interest                                                                      $   307,465.28
                                                                                                       --------------
      (c) Class A-1B ARM Pass-through Rate                                               5.82000%
                                                                                         --------
          (a floating rate per annum equal to the lesser of (a) LIBOR plus the Class A-1B ARM Pass-Through Margin, or (b) the Available
          Funds Pass-Through Rate, but in no case more than 14.0%)

      (d) Class A-1B ARM Interest                                                                      $   133,375.00
                                                                                                       --------------
      (e) Class A-1 Pass-through Rate                                                       6.29%
                                                                                            -----
      (f) Class A-1 Interest                                                                           $   169,131.11
                                                                                                       --------------
      (g) Class A-2 Pass-through Rate                                                       6.72%
                                                                                            -----
      (h) Class A-2 Interest                                                                           $   255,640.00
                                                                                                       --------------
      (i) Class A-3 Pass-through Rate                                                       6.97%
                                                                                            -----
      (j) Class A-3 Interest                                                                           $    83,842.90
                                                                                                       --------------
      (k) Class A-3A Pass-through Rate                                                      7.35%
                                                                                            -----
      (l) Class A-3A Interest                                                                          $   215,334.05
                                                                                                       --------------
      (m) Class A-4 IO Pass-through Rate                                                    6.65%
                                                                                            -----
      (n) Class A-4 IO Interest                                                                        $   152,395.83
                                                                                                       --------------

12.   Amount applied to Unpaid Class A Interest Shortfall                                              $         0.00
                                                                                                       --------------
13.   Remaining Unpaid Class A Interest Shortfall                                                      $         0.00
                                                                                                       --------------
Class M-1 Certificates
----------------------

14.   Amount Available less all preceding distributions                                                $ 5,744,608.21
                                                                                                       --------------
      Interest on Class M-1 Adjusted Principal Balance

15.   Class M-1 Adjusted Principal Balance                                                             $42,375,000.00
                                                                                                       --------------
16.   Current Interest

      (a) Class M-1 Pass-through Rate                                                       7.97%
          (floating rate equal to the Weighted Average Loan Rate,                           -----
          but in no event greater than 7.97%)

      (b) Class M-1 Interest                                                                           $   103,194.90
                                                                                                       --------------

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - F
                                 MONTHLY REPORT
                                 SEPTEMBER 1999
                                     PAGE 4

                                                     Distribution Date: 10/15/99
                                                           CUSIP# 20846Q AA6 AB4
                                                                     AC2 AD0 AE9
                                                                     AF5 AG3 AH1
                                                                     AJ7 AK4 AL2
                                                        Trust Account: 3337795-0


17.   Amount applied to Unpaid Class M-1 Interest Shortfall                                            $         0.00
                                                                                                       --------------
18.   Remaining Unpaid Class M-1 Interest Shortfall                                                    $         0.00
                                                                                                       --------------
Class M-2 Certificates
----------------------

19.   Amount Available less all preceding distributions                                                $ 5,641,413.31
                                                                                                       --------------
      Interest on Class M-2 Adjusted Principal Balance

20.   Class M-2 Adjusted Principal Balance                                                             $43,875,000.00
                                                                                                       --------------
21.   Current Interest

      (a) Class M-2 Pass-through Rate                                                       9.30%
          (floating rate equal to the Weighted Average Loan Rate,                           -----
          but in no event greater than 9.30%)

      (b) Class M-2 Interest                                                                           $   124,678.13
                                                                                                       --------------
22.   Amount applied to Unpaid Class M-2 Interest Shortfall                                            $         0.00
                                                                                                       --------------
23.   Remaining Unpaid Class M-2 Interest Shortfall                                                    $         0.00
                                                                                                       --------------
Class B-1 Certificates
----------------------

24.   Amount Available less all preceding distributions                                                $ 5,516,735.18
                                                                                                       --------------
      Interest on Class B-1 Adjusted Principal Balance

25.   Class B-1 Adjusted Principal Balance                                                             $26,250,000.00
                                                                                                       --------------
26.   Current Interest

      (a) Class B-1 Pass-through Rate                                                       9.50%
          (floating rate equal to the Weighted Average Loan Rate,                           -----
          but in no event greater than 9.50%)

      (b) Class B-1 Interest                                                                           $    76,197.92
                                                                                                       --------------
27.   Amount applied to Unpaid Class B-1 Interest Shortfall                                            $         0.00
                                                                                                       --------------
28.   Remaining Unpaid Class B-1 Interest Shortfall                                                    $         0.00
                                                                                                       --------------


                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - F
                                 MONTHLY REPORT
                                 SEPTEMBER 1999
                                     PAGE 5

                                                     Distribution Date: 10/15/99
                                                           CUSIP# 20846Q AA6 AB4
                                                                     AC2 AD0 AE9
                                                                     AF5 AG3 AH1
                                                                     AJ7 AK4 AL2
                                                        Trust Account: 3337795-0


Class A Certificates
--------------------

29.   Amount Available less all preceding distributions                                                $  5,440,537.26
                                                                                                       ---------------
      Principal

30.   Class A Principal Distribution:

      (a) Class A-1A ARM                                                                               $  1,072,012.21
                                                                                                       ---------------
      (b) Class A-1B ARM                                                                               $     36,311.11
                                                                                                       ---------------
      (c) Senior Percentage of Group I Fixed Formula Principal Distribution Amount

          (i)   Class A-1                                                                              $  1,255,870.68
                                                                                                       ---------------
          (ii)  Class A-2                                                                              $          0.00
                                                                                                       ---------------
          (iii) Class A-3                                                                              $          0.00
                                                                                                       ---------------
      (d) Class A-3A - Group II Fixed Formula Principal Distibution Amount                             $    240,624.26
                                                                                                       ---------------

31.   Class A Certificate Principal Balance:

      (a) Class A-1A ARM Principal Balance                                                             $173,927,987.79
                                                                                                       ---------------
      (b) Class A-1B ARM Principal Balance                                                             $ 74,963,688.89
                                                                                                       ---------------
      (c) Class A-1 Principal Balance                                                                  $ 86,744,129.32
                                                                                                       ---------------
      (d) Class A-2 Principal Balance                                                                  $124,500,000.00
                                                                                                       ---------------
      (e) Class A-3 Principal Balance                                                                  $ 39,368,000.00
                                                                                                       ---------------
      (f) Class A-3A Principal Balance                                                                 $ 95,640,955.74
                                                                                                       ---------------
32.   Amount, if any, by which Class A Formula Principal Distribution Amount
      exceeds the amount distributed pursuant to item (30)                                             $          0.00
                                                                                                       ---------------

Class M-1 Certificates
----------------------

33.   Amount Available less all preceding distributions                                                $  2,835,719.00
                                                                                                       ---------------
      Principal

34.   Class M-1 Principal Distribution                                                                 $          0.00
                                                                                                       ---------------
35.   Class M-1 Principal Balance                                                                      $ 42,375,000.00
                                                                                                       ---------------
36.   Amount, if any, by which the amount in clause (c) of the Class M-1
      Formula Distribution Amount exceeds the amount distributed pursuant
      to item (35)                                                                                     $          0.00
                                                                                                       ---------------


                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - F
                                 MONTHLY REPORT
                                 SEPTEMBER 1999
                                     PAGE 6

                                                     Distribution Date: 10/15/99
                                                           CUSIP# 20846Q AA6 AB4
                                                                     AC2 AD0 AE9
                                                                     AF5 AG3 AH1
                                                                     AJ7 AK4 AL2
                                                        Trust Account: 3337795-0


Class M-2 Certificates
----------------------

37.   Amount Available less all preceding distributions                                                $ 2,835,719.00
                                                                                                       --------------
      Principal

38.   Class M-2 Principal Distribution                                                                 $         0.00
                                                                                                       --------------
39.   Class M-2 Principal Balance                                                                      $43,875,000.00
                                                                                                       --------------
40.   Amount, if any, by which the amount in clause (c) of the Class M-2
      Formula Distribution Amount (the "Class M-2 Formula Principal
      Distribution Amount") exceeds the amount distributed pursuant to item (39)                       $         0.00
                                                                                                       --------------

      Class B Principal Distribution Tests
      (tests must be satisfied on and after the Payment Date occurring in October 2002)

41.   Average Sixty-Day Deliquency Ratio Test

      (a) Sixty-Day Delinquency Ratio for current Payment Date                                                  0.00%
                                                                                                       --------------
      (b) Average Sixty-Day Delinquency Ratio Test (arithmetic average of
          ratios for this month and two preceding months; may not exceed 10%)                                   0.00%
                                                                                                       --------------
42.   Average Thirty-Day Delinquency Ratio Test

      (a) Thirty-Day Delinquency Ratio for current Payment Date                                                 0.00%
                                                                                                       --------------
      (b) Average Thirty-Day Delinquency Ratio Test (arithmetic average of
          ratios for this month and two preceding months; may not exceed 12%)                                   0.00%
                                                                                                       --------------
43.   Cumulative Realized Losses Test

      (a) Cumulative Realized Losses for current Payment Date (as a percentage
          of Cut-off Date Pool Principal Balance: may not exceed 7.5%.)                                         0.00%
                                                                                                       --------------


                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - F
                                 MONTHLY REPORT
                                 SEPTEMBER 1999
                                     PAGE 7

                                                     Distribution Date: 10/15/99
                                                           CUSIP# 20846Q AA6 AB4
                                                                     AC2 AD0 AE9
                                                                     AF5 AG3 AH1
                                                                     AJ7 AK4 AL2
                                                        Trust Account: 3337795-0


44.   Current Realized Losses Test

      (a) Current Realized Losses for current Payment Date                                             $         0.00
                                                                                                       --------------
      (b) Current Realized Loss Ratio (total Realized Losses for most recent six months, multiplied by 2, divided by arithmetic
          average of Pool Scheduled Principal Balance for sixth preceding
          Payment Date and for current Payment Date; may not exceed 2.0%)                                       0.00%
                                                                                                       --------------
45.   Class B Principal Balance Test

      (a) Class B Principal Balance plus Over-collateralization Adjustment Amount divided by Pool Scheduled Principal Balance for prior Payment Date
          (must equal or exceed 15.3%)                                                                          0.00%
                                                                                                       --------------

Class B-1 Certificates
----------------------

46.   Amount Available less all preceding distributions                                                $ 2,835,719.00
                                                                                                       --------------
      Principal

47.   Class B-1 Principal Distribution                                                                 $         0.00
                                                                                                       --------------
48.   Class B-1 Principal Balance                                                                      $26,250,000.00
                                                                                                       --------------
49.   Amount, if any, by which the amount in clause (c) of the Class B-1
      Formula Distribution Amount exceeds the amount distributed pursuant
      to item (48)                                                                                     $         0.00
                                                                                                       --------------

Class M-1 Certificates
----------------------

50.   Amount Available less all preceding distributions                                                $ 2,835,719.00
                                                                                                       --------------


                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - F
                                 MONTHLY REPORT
                                 SEPTEMBER 1999
                                     PAGE 8

                                                     Distribution Date: 10/15/99
                                                           CUSIP# 20846Q AA6 AB4
                                                                     AC2 AD0 AE9
                                                                     AF5 AG3 AH1
                                                                     AJ7 AK4 AL2
                                                        Trust Account: 3337795-0


      Liquidation Loss Interest

51.   Class M-1 Formula Liquidation Loss Interest Distribution Amount                                  $        0.00
                                                                                                       -------------

52.   Amount applied to Unpaid Class M-1 Liquidation Loss Interest Shortfall                           $        0.00
                                                                                                       -------------

53.   Remaining Unpaid Class M-1 Liquidation Loss Interest Shortfall                                   $        0.00
                                                                                                       -------------

Class M-2 Certificates
----------------------

54.   Amount Available less all preceding distributions                                                $2,835,719.00
                                                                                                       -------------
      Liquidation Loss Interest

55.   Class M-2 Formula Liquidation Loss Interest Distribution Amount                                  $        0.00
                                                                                                       -------------
56.   Amount applied to Unpaid Class M-2 Liquidation Loss Interest Shortfall                           $        0.00
                                                                                                       -------------
57.   Remaining Unpaid Class M-2 Liquidation Loss Interest Shortfall                                   $        0.00
                                                                                                       -------------

Class B-1 Certificates
----------------------

58.   Amount Available less all preceding distributions                                                $2,835,719.00
                                                                                                       -------------

      Liquidation Loss Interest

59.   Class B-1 Formula Liquidation Loss Interest Distribution Amount                                  $        0.00
                                                                                                       -------------
60.   Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall                           $        0.00
                                                                                                       -------------
61.   Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                                   $        0.00
                                                                                                       -------------

Class B-2 Certificates
----------------------

62.   Amount Available less all preceding distributions                                                $2,835,719.00
                                                                                                       -------------
      Interest


                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - F
                                 MONTHLY REPORT
                                 SEPTEMBER 1999
                                     PAGE 9

                                                     Distribution Date: 10/15/99
                                                           CUSIP# 20846Q AA6 AB4
                                                                     AC2 AD0 AE9
                                                                     AF5 AG3 AH1
                                                                     AJ7 AK4 AL2
                                                        Trust Account: 3337795-0


63.   Current Interest

      (a) Class B-2 Pass-through Rate                                                       9.50%
          (floating rate equal to the Weighted Average Loan Rate,                           -----
          but in no event greater than 9.50%)

      (b) Class B-2 Interest                                                                           $    82,730.39
                                                                                                       --------------
64.   Amount applied to Unpaid Class B-2A Interest Shortfall                                           $         0.00
                                                                                                       --------------
65.   Remaining Unpaid Class B-2A Interest shortfall                                                   $         0.00
                                                                                                       --------------
      Principal

66.   Class B-2 Principal Distribution                                                                 $         0.00
                                                                                                       --------------
67.   Class B-2 Guaranty Payment                                                                       $         0.00
                                                                                                       --------------
68.   Class B-2 Principal Balance                                                                      $28,500,420.00
                                                                                                       --------------
69.   Amount, if any, by which Class B-2 Formula Distribution Amount plus
      Class B-2 Liquidation Loss Principal Amount exceeds Class B-2
      Distribution Amount                                                                              $         0.00
                                                                                                       --------------

Class A-1A ARM Certificates
---------------------------

70.   Amount Available less all preceding distributions                                                $ 2,752,988.61
                                                                                                       --------------
      Available Fund Limitation Interest

71.   Class A-1A ARM Formula Available Funds Limitation Interest
      Distribution Amount                                                                              $         0.00
                                                                                                       --------------
72.   Amount applied to Unpaid Class A-1A ARM Available Funds
      Limitation Shortfall                                                                             $         0.00
                                                                                                       --------------
73.   Remaining Unpaid Class A-1A ARM Available Funds Limitation Shorfall                              $         0.00
                                                                                                       --------------

Class A-1B ARM Certificates
---------------------------

74.   Amount Available less all preceding distributions                                                $ 2,752,988.61
                                                                                                       --------------


                       GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - F
                                 MONTHLY REPORT
                                 SEPTEMBER 1999
                                     PAGE 10

                                                     Distribution Date: 10/15/99
                                                           CUSIP# 20846Q AA6 AB4
                                                                     AC2 AD0 AE9
                                                                     AF5 AG3 AH1
                                                                     AJ7 AK4 AL2
                                                        Trust Account: 3337795-0


      Available Fund Limitation Interest

75.   Class A-1B ARM Formula Available Funds Limitation Interest
      Distribution Amount                                                                              $          0.00
                                                                                                       ---------------
76.   Amount applied to Unpaid Class A-1B ARM Available Funds
      Limitation Shortfall                                                                             $          0.00
                                                                                                       ---------------
77.   Remaining Unpaid Class A-1B ARM Available Funds Limitation Shorfall                              $          0.00
                                                                                                       ---------------

Class A, Class M, and Class B Certificates
------------------------------------------

78.   Pool Scheduled Principal Balance                                                                 $747,395,181.74
                                                                                                       ---------------
      (a) Group I Fixed Rate Loans                                                                     $402,862,529.32
                                                                                                       ---------------
      (b) Group II Fixed Rate Loans                                                                    $ 95,640,975.74
                                                                                                       ---------------
      (c) Group I Adjustable Rate Loans                                                                $173,927,987.79
                                                                                                       ---------------
      (d) Group II Adjustable Rate Loans                                                               $ 74,963,688.89
                                                                                                       ---------------
79.   Aggregate Pool Balance                                                                           $747,333,362.95
                                                                                                       ---------------
80.   Pool Certificate Balance                                                                         $736,145,181.74
                                                                                                       ---------------
81.   Overcollateralization Amount                                                                     $ 11,188,181.21
                                                                                                       ---------------
82.   Pool Factors

      (a) Class A-1A ARM Pool Factor                                                                         .99387422
                                                                                                       ---------------
      (b) Class A-1B ARM Pool Factor                                                                         .99951585
                                                                                                       ---------------
      (c) Class A-1 Pool Factor                                                                              .98572874
                                                                                                       ---------------
      (d) Class A-2 Pool Factor                                                                             1.00000000
                                                                                                       ---------------
      (e) Class A-3 Pool Factor                                                                             1.00000000
                                                                                                       ---------------
      (f) Class A-3A Pool Factor                                                                             .99749040
                                                                                                       ---------------
      (g) Class M-1 Pool Factor                                                                             1.00000000
                                                                                                       ---------------
      (h) Class M-2 Pool Factor                                                                             1.00000000
                                                                                                       ---------------
      (i) Class B-1 Pool Factor                                                                             1.00000000
                                                                                                       ---------------
      (j) Class B-2 Pool Factor                                                                             1.00000000
                                                                                                       ---------------


                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - F
                                 MONTHLY REPORT
                                 SEPTEMBER 1999
                                     PAGE 11

                                                     Distribution Date: 10/15/99
                                                           CUSIP# 20846Q AA6 AB4
                                                                     AC2 AD0 AE9
                                                                     AF5 AG3 AH1
                                                                     AJ7 AK4 AL2
                                                        Trust Account: 3337795-0


83.   Loans Delinquent:

      Fixed Rate Group I

      (a) 31-59 days                                  211,740.00           5
                                                 ---------------      ------------
      (b) 60-89 days                                        0.00           0
                                                 ---------------      ------------
      (c) 90 or more days                                   0.00           0
                                                 ---------------      ------------

      Fixed Rate Group II

      (a) 31-59 days                                  218,035.00           3
                                                 ---------------      ------------
      (b) 60-89 days                                        0.00           0
                                                 ---------------      ------------
      (c) 90 or more days                                   0.00           0
                                                 ---------------      ------------

      Group I Adjustable Rate

      (a) 31-59 days                                  338,408.00           5
                                                 ---------------      ------------
      (b) 60-89 days                                        0.00           0
                                                 ---------------      ------------
      (c) 90 or more days                                   0.00           0
                                                 ---------------      ------------

      Group II Adjustable Rate

      (a) 31-59 days                                   80,393.00           2
                                                 ---------------      ------------
      (b) 60-89 days                                  131,626.00           2
                                                 ---------------      ------------
      (c) 90 or more days                                   0.00           2
                                                 ---------------      ------------

84.   Principal Balance of Defaulted Loans

      (a) Fixed Rate Group I                                                                           $         0.00
                                                                                                       --------------
      (b) Fixed Rate Group II                                                                          $         0.00
                                                                                                       --------------
      (c) Group I Adjustable Rate                                                                      $         0.00
                                                                                                       --------------
      (d) Group II Adjustable Rate                                                                     $         0.00
                                                                                                       --------------
85.   Number of Liquidated Loans and Net Liquidated Loss

      (a) Fixed Rate Group I                                                         #     0           $         0.00
                                                                                     ------------      --------------
      (b) Fixed Rate Group II                                                        #     0           $         0.00
                                                                                     ------------      --------------
      (c) Group I Adjustable Rate                                                    #     0           $         0.00
                                                                                     ------------      --------------
      (d) Group II Adjustable Rate                                                   #     0           $         0.00
                                                                                     ------------      --------------


                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - F
                                 MONTHLY REPORT
                                 SEPTEMBER 1999
                                     PAGE 12

                                                     Distribution Date: 10/15/99
                                                           CUSIP# 20846Q AA6 AB4
                                                                     AC2 AD0 AE9
                                                                     AF5 AG3 AH1
                                                                     AJ7 AK4 AL2
                                                        Trust Account: 3337795-0


86.   Number of Loans Remaining

      (a) Fixed Rate Group I                                                                                6,724
                                                                                                       --------------
      (b) Fixed Rate Group II                                                                               1,171
                                                                                                       --------------
      (c) Group I Adjustable Rate                                                                          1,661
                                                                                                       --------------
      (d) Group II Adjustable Rate                                                                          537
                                                                                                       --------------
87.   Pre-Funded                                                                                       $         0.00
                                                                                                       --------------
      Pre-Funded Fixed Rate Group I Amount                                                             $         0.00
                                                                                                       --------------
      Pre-Funded Fixed Rate Group II Amount                                                            $         0.00
                                                                                                       --------------
      Pre-Funded Group I ARM Amount                                                                    $         0.00
                                                                                                       --------------
      Pre-Funded Group II ARM Amount                                                                   $         0.00
                                                                                                       --------------
Company
-------

88.   Monthly Servicing Fee                                                                            $   312,500.00
                                                                                                       --------------
Company
-------

89.   Class B-2 Guaranty Fee                                                                           $ 1,875,000.00
                                                                                                       --------------
Class C Subsidiary Certificates
-------------------------------

90.   Class C Subsidiary residual payment                                                              $         0.00
                                                                                                       --------------
Class C Master Certificates
---------------------------

91.   Class C Master Distribution Amount                                                               $   565,488.61
                                                                                                       --------------

Please contact the Bondholder Relations Department of U.S. Bank Trust National Association at (612) 224-0444 with any questions regarding this Statement or your Distribution.